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                                 EXHIBIT 1 (A)

                          CERTIFICATE OF INCORPORATION
                                       OF
                             HEALTH & LEISURE, INC.
                                   AS AMENDED

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1987, filed March 30, 1988 (see Exhibit 1(A) therein).

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